Exhibit 10.1

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED:

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “*******” OR OTHERWISE CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT 3 TO

DIGITAL MEDIA AND TECHNOLOGY AGREEMENT

This third amendment to the Digital Media and Technology Agreement (“Amendment 3”) is effective as of October 20, 2015 (the “Amendment 3 Effective Date”) and is entered into by NHL Interactive CyberEnterprises, LLC, a Delaware limited liability company having its principal place of business at 1185 Avenue of the Americas, New York, NY 10036 (“NHL”) and NeuLion, Inc., a Delaware corporation having its principal place of business at 1600 Old Country Road, Plainview, NY 11803 (“NeuLion”).

WHEREAS, NHL and NeuLion entered into a Digital Media and Technology Agreement, including exhibits thereto, dated as of October 1, 2010, as amended by Amendment 1, dated as of September 24, 2013, and Amendment 2, dated as of October 30, 2013, (collectively, the “ Agreement”).

WHEREAS, NHL and NeuLion desire to further amend the Agreement.

WHEREAS, capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

NOW THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties thereby agree as follows:

1.	Amendment.
A.
NHL and NeuLion hereby agree to amend and change the Term of the Agreement, as further identified in Section 12 (a) to now extend through *******.  For clarity, the covered Services shall include the 2016 NHL All-Star game and events.

B.	NHL and NeuLion hereby agree to amend and change the Agreement by deleting in its entirety the following provisions, except as specified below:

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a.	Section 2 (b)(ii) – (Services – Delivery Dates)
b.
Section 2 (b)(iii) – (Services – Launch Approval); provided that the sentence, “Further, NeuLion shall not make any Service available to Users without the consent of NHL” shall remain in effect. Section 4 - (Consideration)

c.	Section 12 (c) – (Termination for Change of Control)
d.	Section 12 (d) – (Termination for Convenience)
e.	Section 12 (f) – (Post Termination Support)

C.	NHL and NeuLion hereby agree to amend and change the Agreement as follows:
a.	Section 2 (d) – (Regular Meetings and Updates)
i.	Delete paragraph in its entirety, and replace with:
“Meetings and Updates.  NHL and NeuLion shall maintain communications as needed, including, without limitation, in order to prioritize tasks, discuss changes and scheduling, identify problems and resolutions, and otherwise coordinate and cooperate in connection with development and implementation of the Services.  NeuLion shall promptly disclose to NHL any material difficulties or delays that it experiences in connection with the development or operation of the Services.

b.	Section 2 (g) – (Services – Technical Operations Center)
i.	Add the following to the end of the Section:
“Notwithstanding the foregoing, the Parties acknowledge that a separate TOC operated by ******* shall control and manage all video and data feeds from the NHL arenas and the NHL MPLS network.”

c.	Section 3 (c) – (Security, Privacy – Security of Personal Information)
i.	Add the following to the end of the Section:
1.	“The Parties agree and acknowledge that during the 2015-2016 NHL season, NHL has not provided NeuLion with access to collect any Personal Information.”
2.
“At such time as Personal Information held or controlled by NeuLion is no longer required to perform the Migration or Post-Migration Services, or at any time upon request of NHL, NeuLion shall as soon as reasonably practicable, but in no event, later than ten (10) days after such request, destroy or, at NHL’s election, return all Personal Information, including, without limitation, all originals and copies in any medium, and any materials derived from or incorporating such Personal Information at any time.  Upon request by NHL, Company shall send NHL a written certification acknowledging that all Personal Information has been returned or destroyed pursuant to the foregoing obligation.”

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d.	Section 8 (a) – (Representations, Warranties, and Covenants – General)
i.	Delete 8(a)(ii) in its entirety, and replace it with the following:
“the functionality of the Services will not, except as requested by NHL, be decreased during the Term of the Agreement;”

e.	Section 9 (c) – (Indemnification – Waiver)
i.	Add a new Section 9 (c), such that it now reads as follows:
“Waiver.  NHL waives any claims for damages or indemnification against NeuLion in connection with any occurrence that takes place after the complete migration of a specific Service to *******.

f.	Section 10 – (Survival)
i.	Delete Section 10 in its entirety and replace it with the following:
“The provisions of Section 3(c)(i)(2), 3(e), 3(f), 7, 9, 13 to 18, Exhibit B and Sections 1(C)(c)(1)(ii), 1(C)(h)(ii)(1)(a), 1(C)(h)(ii)(5), 3, and 4 of Amendment 3 shall survive the termination of this Agreement.”

g.	Section 12 (e) – (Transfer of Applications)
i.	Change “September 30, 2015” to “prior to the conclusion of the Term as amended in Section 1(A) of Amendment 3”.

h.	Section 13 – (Confidentiality)
i.	Add the following to the end of Section 13(a):
“For the avoidance of doubt, ******* shall not be permitted access to any NeuLion Confidential Information, unless such access has been approved in writing by NeuLion’s Executive Vice Chairman.”

ii.	Add the following to the end of Section 13(b):
“Notwithstanding the foregoing sentence, the Parties agree that NeuLion may issue a release concerning the signing of this Amendment 3, subject to NHL’s reasonable approval of the content of such release.

i.	Exhibit A – (Services Description)
i.	NHL and NeuLion hereby agree to amend and change Exhibit A by deleting in its entirety the following provisions:

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1.	Section I (B)(2) – (NeuLion Services – Future Infrastructure Development)Section II (A)(2) – (Feed Acquisition- Live Game Home and Away Back-Haul Video Feeds)
2.	Section III (A) – (Customer Support – Registration Interface and Subscriber Control)
3.	Section III (B) – (Customer Support – Payment Processing)
4.	Section III (C)(10) – (Retention Program)
5.	Section VII (B) – (Technical Operations Center)
6.	Section VIII (B) – (Specific Product Development)

ii.	NHL and NeuLion hereby agree to amend and change Exhibit A as follows:
1.	Section I (B)(3) – (NeuLion Services – Infrastructure Management)
a.
Replace current text with, “NeuLion shall from the TOC or another facility to which the NHL agrees, manage and ensure the ongoing functionality of the equipment and infrastructure required to support (i) for the duration of the Term, LTE for hockey operations, officiating, and player safety; and (ii) through the conclusion of the 2015-16 NHL season, NHL team applications.

2.	Section III (C) – (Customer Support)
a.	Change the sub-title from Customer Support to “Customer Technical Support”
3.	Section III (C)(1) – (Customer Support)
a.	Delete the following sentence in its entirety:
i.	“The Customer Support Services shall consist of customer services support and contact management services for NHL customers who wish to use NHL Streaming Services, and shall include the following:”
b.	Replace the above sentence with the following:
i.	“The Customer Technical Support Services shall consist of customer technical support services for NHL customers who wish to use the NHL Streaming Services, and shall include the following:”
4.	Section III (C)(2) – (Customer Support)
a.	Insert the word “Technical” between the words “Customer Support”. “NeuLion shall provide the Customer Technical Support Services in accordance with the following Hours of Operation.”

CONFIDENTIAL

5.	Section VIII (B) – (Ongoing Updates)
a.
Delete current paragraph and replace with, “NeuLion shall continue to enhance the capabilities of team applications to conform with then-current industry standards through the conclusion of the 2015-2016 NHL season.”

6.	Section IX (1)(a) – Toronto Hockey Operations – Feeds to NHL Hockey Operations
a.	Delete the first sentence in its entirety and replace it with the following:
“NeuLion shall supply to NHL for each Arena, in the manner reasonably requested by NHL, each of the feeds described in Section II (A)(4).”

j.	Exhibit B – (NeuLion Service Fees)
i.	NHL and NeuLion hereby agree to amend and change Exhibit B and Amendment 2 by deleting Exhibit B and Amendments 1 and 2 in their entirety and replacing it with the following:
1.
In consideration for the Services provided to NHL pursuant to this Amendment 3, NHL shall pay NeuLion $15 million, to be paid as follows upon receipt of invoice from NeuLion, provided that NHL may deduct the amount of $*******owed by NeuLion to NHL for reimbursement of Covington & Burling LLP attorneys’ fees from the ******* payment:

a.	$******* million on or before *******
b.	$******* million on or before *******
c.	$******* million on or before *******
d.	$******* million on or before *******
e.	$******* million on or before *******
f.	$******* million on or before *******
g.	$******* million on or before *******
h.	$******* million on or before *******

2.	In consideration for the Services provided to NHL forsupporting team applications from ******* to *******, NHL shall pay NeuLion the following:
a	a fixed fee of $******* for operations and support for ******* through *******.
b.	a variable monthly streaming fee based on actual usage. The per GB streaming fee will be the same as in *******.

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3.	In consideration for supporting the LTE Service provided to NHL for the period ******* through ******* and, at NHL’s option, ******* through *******, NHL shall pay NeuLion the following:

a.	$******* per game (with 2 feeds: home and away)
b.	$******* per game feed (national games with only 1 program feed)
c.	NeuLion will invoice NHL on a monthly basis for such fees
d.	NHL shall notify NeuLion with respect to the option year no later than *******.

k.	Exhibit C – Service Level Agreement
i.	NHL and NeuLion hereby agree to amend and change Exhibit C as follows:
1.	Section 5 – Remedies
a.	Remove the last sentence in Section 5 in its entirety and replace it with the following:
“In addition, in the event that NHL issues refunds to Service end users as a result of Service-related issues occurring on any given day during the Term, then for each such day, the Parties shall work together in good faith to determine whether such issues were the result of Outages (i.e. not Permitted Downtime), and in such cases NeuLion shall reimburse NHL for any such refunds issued, up to a maximum of $******* divided by the number of days in the month where the applicable Outages occurred.”

l.	NHL agrees to ensure that an ******* operated NHL TOC will provide the following to NeuLion (in connection with the Services and the Migration Services, as hereinafter defined):
1.	Full access to both home and away program feeds from the MPLS network
2.	Full access to all 4 goal cam feeds (in-net and overhead pair) from the MPLS network via the NeuLion encoders in each arena
3.	Full access to all multiple camera angle feeds produced by Rogers

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4.	Full access to any other feed requested by Rogers or the NHL in fulfillment of ongoing Services provided by NeuLion
5.	Remote access to Toronto Hockey Ops for:
a.           Review system game assignment automation
b.           NeuLion operator access to NeuLion encoders
c.           NeuLion operator access to NeuLion review system
6.	Remote access to every arena for NeuLion operator access to NeuLion encoders
7.	Continued use of NHL supplied encoders and receiver/decoders for access to MPLS network feeds and RSN/Network broadcast satellite feeds
8.
Continued connectivity to NHL’s MPLS network via the current 1 Gigabit Ethernet handoffs currently supplied by the NHL to NeuLion network switches in 111 8th Avenue, NYC and 1600 Old Country Road, Plainview

9.	TOC support SLA, contact and escalation procedures
10.	NHL MPLS network support SLA, contact and escalation procedures

m.
NHL support obligations, service levels, contacts and escalation procedures as it applies to both TOC Services and NHL MPLS network connectivity (in connection with the Services and the Migration Services, as hereinafter defined) should be further defined as follows:

1.
Provide pre- to post-game telephone support through which NeuLion can report problems, request status, and generally coordinate its continued access to both the TOC and MPLS network services described above

2.	Provide NeuLion with a daily report on open NeuLion requests submitted via the telephone process provided above
3.
As per Section 4, Exhibit C of the Agreement, NHL will use its best efforts to respond to and resolve NeuLion service issues in accordance with the priority, response times, updates, and fix plan response times provided in the Agreement.

4.	Provide service issue escalation support by designated NHL management personnel.
5.	In order for NeuLion to provide the NHL with the level of service delivered during *******, NeuLion must be provided with the following service availability:
a.	Access to all Services shall be available 99.95% of the time during live events in each consecutive 30 day period
b.	Access to all Services shall be available 99.9% of the time during non-live event periods covering each consecutive 30 day period

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2.	Migration.
A.
NeuLion shall additionally provide certain migration services to the NHL, for the period ******* through *******, (the “Migration Services”), as well as post migration services (the “Post-Migration Services”), all as set forth in Exhibit X hereto.  Any other Services, Migration Services, or Post-Migration Services required after *******, or any additional services not previously contemplated herein, shall be subject to a separate written agreement between the Parties.

3.	Team Applications.
A.	For the period from ******* to *******, NeuLion shall continue to provide the same Services as in the ******* for the NHL teams, including, without limitation:
•	Support and maintenance of team apps on mobile and tablet device for 20 teams
•	Provide integration to ******* produced game highlight videos, other team produced ancillary video programming and video channels for delivery in team apps

4.	Consulting.
A.
NeuLion shall provide consulting services to NHL for the period October 1, 2015 through September 30, 2020.  Such consulting services shall be provided through NeuLion’s office of the Chairman to NHL’s Commissioner and/or NHL’s designated employee appointee, on domestic and international digital and technology initiatives.

Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment 3 shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to its choice of law rules.  This Amendment 3 may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

IN WITNESS WHEREOF, the Parties have executed this Amendment.

NHL Interactive CyberEnterprises, LLC		NeuLion, Inc.

By:	/s/ David M. Proper	By:	/s/ Roy E. Reichbach

Name:	David M. Proper	Name:	Roy E. Reichbach

Title:	EVP	Title:	Secretary

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EXHIBIT X

Migration and Post-Migration Services Description

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